                                 AMENDMENT NO. 10
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     This amendment dated as of May 1, 2006, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds, a Delaware statutory trust, and A I M Advisors, Inc., a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Agreement to add AIM V.I. Diversified Dividend Fund, AIM V.I. Global Equity Fund and AIM V.I. International Core Equity Fund ; [and to remove AIM V.I. Aggressive Growth Fund, AIM V.I. Blue Chip Fund, AIM V.I. Core Stock Fund, AIM V.I. Growth Fund, and AIM V.I. Premier Equity Fund;]

     NOW, THEREFORE, the parties agree as follows:

     1. Appendix A and Appendix B to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                          EFFECTIVE DATE OF
              NAME OF FUND                ADVISORY AGREEMENT
              ------------                ------------------
[AIM V.I. Aggressive Growth Fund          May 1, 2000]
AIM V.I. Basic Balanced Fund              May 1, 2000
AIM V.I. Basic Value Fund                 September 10, 2001
[AIM V.I. Blue Chip Fund                  May 1, 2000]
AIM V.I. Capital Appreciation Fund        May 1, 2000
AIM V.I. Capital Development Fund         May 1, 2000
AIM V.I. Core Equity Fund                 May 1, 2000
[AIM V.I. Core Stock Fund                 April 30, 2004]
AIM V.I. Demographic Trends Fund          May 1, 2000
AIM V.I. Diversified Dividend Fund        May 1, 2006
AIM V.I. Diversified Income Fund          May 1, 2000
AIM V.I. Dynamics Fund                    April 30, 2004
AIM V.I. Financial Services Fund          April 30, 2004
AIM V.I. Global Equity Fund               May 1, 2006
AIM V.I. Global Health Care Fund          April 30, 2004
AIM V.I. Government Securities Fund       May 1, 2000
[AIM V.I. Growth Fund                     May 1, 2000]
AIM V.I. High Yield Fund                  May 1, 2000
AIM V.I. International Core Equity Fund   May 1, 2006
AIM V.I. International Growth Fund        May 1, 2000
AIM V.I. Large Cap Growth Fund            September 1, 2003
AIM V.I. Leisure Fund                     April 30, 2004
AIM V.I. Mid Cap Core Equity Fund         September 10, 2001
AIM V.I. Money Market Fund                May 1, 2000
[AIM V.I. Premier Equity Fund             May 1, 2000]
AIM V.I. Real Estate Fund                 April 30, 2004
AIM V.I. Small Cap Equity Fund            September 1, 2003
AIM V.I. Small Company Growth Fund        April 30, 2004
AIM V.I. Technology Fund                  April 30, 2004
AIM V.I. Utilities Fund                   April 30, 2004

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                        [AIM V.I. AGGRESSIVE GROWTH FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $150 million ...      0.80%
Over $150 million ....     0.625%]

                          AIM V.I. BASIC BALANCED FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $150 million ...      0.75%
Over $150 million ....      0.50%

                            AIM V.I. BASIC VALUE FUND
                        AIM V.I. MID CAP CORE EQUITY FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $500 million ...      0.725%
Next $500 million ....      0.700%
Next $500 million ....      0.675%
Over $1.5 billion ....       0.65%

                            [AIM V.I. BLUE CHIP FUND]
                        AIM V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $350 million ...       0.75%
Over $350 million ....      0.625%

                       AIM V.I. CAPITAL APPRECIATION FUND
                            AIM V.I. CORE EQUITY FUND
                             [AIM V.I. GROWTH FUND]
                         [AIM V.I. PREMIER EQUITY FUND]

NET ASSETS               ANNUAL RATE
----------               -----------
First $250 million ...      0.65%
Over $250 million ....      0.60%

                           [AIM V.I. CORE STOCK FUND]
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                              AIM V.I. LEISURE FUND
                       AIM V.I. SMALL COMPANY GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND

                         ANNUAL RATE
                         -----------
All Assets ...........      0.75%

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $2 billion .....      0.77%
Over $2 billion ......      0.72%

                       AIM V.I. DIVERSIFIED DIVIDEND FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $250 million ...      0.695%
Next $250 million ....       0.67%
Next $500 million ....      0.645%
Next $1.5 billion ....       0.62%
Next $2.5 billion ....      0.595%
Next $2.5 billion ....       0.57%
Next $2.5 billion ....      0.545%
Over $10 billion .....       0.52%

                        AIM V.I. DIVERSIFIED INCOME FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $250 million ...      0.60%
Over $250 million ....      0.55%

                          AIM V.I. GLOBAL EQUITY FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $250 million ...      0.80%
Next $250 million ....      0.78%
Next $500 million ....      0.76%
Next $1.5 billion ....      0.74%
Next $2.5 billion ....      0.72%
Next $2.5 billion ....      0.70%
Next $2.5 billion ....      0.68%
Over $10 billion .....      0.66%

                       AIM V.I. GOVERNMENT SECURITIES FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $250 million ...      0.50%
Over $250 million ....      0.45%

                            AIM V.I. HIGH YIELD FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $200 million ...      0.625%
Next $300 million ....       0.55%
Next $500 million ....       0.50%
Over $1 billion ......       0.45%

                     AIM V.I. INTERNATIONAL CORE EQUITY FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $250 million ...      0.935%
Next $250 million ....       0.91%
Next $500 million ....      0.885%
Next $1.5 billion ....       0.86%
Next $2.5 billion ....      0.835%
Next $2.5 billion ....       0.81%
Next $2.5 billion ....      0.785%
Over $10 billion .....       0.76%

                       AIM V.I. INTERNATIONAL GROWTH FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $250 million ...      0.75%
Over $250 million ....      0.70%

                         AIM V.I. LARGE CAP GROWTH FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $1 billion .....       0.75%
Next $1 billion ......       0.70%
Over $2 billion ......      0.625%

                           AIM V.I. MONEY MARKET FUND

NET ASSETS               ANNUAL RATE
----------               -----------
First $250 million ...      0.40%
Over $250 million ....      0.35%

                            AIM V.I. REAL ESTATE FUND

NET ASSETS               ANNUAL RATE
----------               -----------
All Assets ...........      0.90%

                         AIM V.I. SMALL CAP EQUITY FUND

NET ASSETS               ANNUAL RATE
----------               -----------
All Assets ...........      0.85%

                             AIM V.I. UTILITIES FUND

                         ANNUAL RATE
                         -----------
All Assets ...........      0.60%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

Date: May 1, 2006

                                        AIM VARIABLE INSURANCE FUNDS


Attest:                                 By:
        -----------------------------       ------------------------------------
        Assistant Secretary                 Robert H. Graham
                                            President

(SEAL)


                                        AIM ADVISORS, INC.


Attest:                                 By:
        -----------------------------       ------------------------------------
        Assistant Secretary                 Mark H. Williamson
                                            President

(SEAL)